STOCK PURCHASE AGREEMENT

This **STOCK PURCHASE AGREEMENT** (this "Agreement") is made and entered this 3rd day of February, 2006 (the "Closing Date"), by and among **EMERGE CAPITAL CORP.**, a Delaware corporation formerly known as NuWavę Technologies, Inc. ("Seller"), and **CORNELL CAPITAL PARTNERS, LP**, a Delaware limited partnership ("Purchaser").

WITNESSETH:

WHEREAS, Seller owns 100 shares of common stock, par value $0.001 per share (the "Shares"), of Lehigh Acquisition Corp., a Nevada corporation ("Lehigh"), which constitutes 100% of the issued and outstanding shares of capital stock of Lehigh; and

WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms contained herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

Section 1. Agreement to Sell. Subject to the terms and conditions hereof, the Seller agrees to sell and the Purchaser agrees to buy the Shares.

Section 2. Closing and Consideration.

(a) The closing of the transactions provided for herein (the "Closing") shall take place at the offices of the Seller (or conducted through the mail) immediately upon execution of this Agreement (the "Closing Date").

(b) At the Closing, the Seller shall deliver to Purchaser Certificate No. 1 representing the Shares, along with a stock power duly executed by Seller providing for the transfer of the Shares to the Purchaser, or a duly executed lost stock certificate affidavit and indemnity agreement, in the event that such certificate can not be located by Seller, and shall cause Lehigh to deliver to Purchaser a certificate representing the Shares issued in the name of the Purchaser.

(c) As the full purchase price for the Shares:

(i) Purchaser shall, on the Closing Date, pay to Seller the cash sum of $93,395.89 via wire transfer to an account specified by Seller;

(ii) Effective on the Closing Date, Purchaser hereby releases, discharges and acquits the Seller from each of the debt obligations owed by Seller to Purchaser listed on **Schedule 1** attached hereto (the "Debentures"). In this regard, at the Closing, Purchaser shall deliver

SDK\002405\00001\175779.3

to Seller the original of each of the respective Debentures for cancellation; and

(iii) Effective on the Closing Date, Purchaser shall assume each of the obligations currently owing by the Seller listed on **Schedule 2** attached hereto under the heading "Assumed Liabilities", and Purchaser does hereby assume and agrees to discharge such Assumed Liabilities, and agrees to indemnify and hold Seller harmless from any and all claims, damages, losses, cost or expenses, including reasonable attorneys' fees, that Seller may incur related to or arising out of the Assumed Liabilities.

Section 3. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser as follows:

(a) The Seller has all power and authority necessary to execute and deliver this Agreement and perform its obligations hereunder; the execution, delivery and performance of this Agreement by the Seller will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Shares to be sold by the Seller pursuant to the terms hereof, or constitute a default under, any agreement, will or instrument, or any order, rule or regulation of any court or governmental agency having jurisdiction over the Seller or its property; no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement by the Seller. There are no outstanding debt or equity securities of Lehigh that are exercisable or convertible into Lehigh's common stock.

(b) The Seller has and will have as of the Closing Date good title to and is the sole owner of the Shares, free and clear of any and all liens, claims, encumbrances, preemptive rights and any other claims of any third party; such Shares are, and as of the Closing will be, validly authorized, issued and outstanding, fully paid and nonassessable shares of Common Stock; and upon Closing of the purchase of the Shares as contemplated herein, the Purchaser will receive good and marketable title to the Shares purchased by it from the Seller, free and clear of any and all liens, claims, encumbrances, preemptive rights and any other claims of any third party.

(c) Attached hereto as **Schedule 2** is a list of the outstanding liabilities of Lehigh known by the Seller to exist as of the date hereof, including, without limitation, known unpaid tax liabilities.

(d) Except for the foregoing representations and warranties, Seller makes no representation or warranty, express or implied, with respect to any matter related to the Shares.

Section 4. Representations and Warranties of the Purchaser.

(a) The Purchaser represents and warrants to the Seller that the Purchaser has all power and authority necessary to execute and deliver this Agreement and perform its obligations

hereunder; the execution, delivery and performance of this Agreement by the Purchaser will not constitute a default under any agreement or instrument, or any order, rule or regulation of any court or governmental agency having jurisdiction over the Purchaser or its property; no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement by the Purchaser.

(b) The Purchaser acknowledges and understands that the Shares are being purchased for its own account, for investment purposes only, and not for the account of any other person and not with a view to distribution, assignment or resale to others, in whole or in part, and acknowledges that the sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act").

Section 5. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given if sent by registered or certified mail, first class postage prepaid, return receipt requested, to the address of such parties set forth on the signature page of this Agreement or such other future address as may be specified by any party by notice to the other party. Such communications may also be given by personal delivery, by facsimile or by regular mail, but shall be effective only if and when actually received.

Section 6. Amendment. This Agreement may not be modified, amended, altered or supplemented except upon execution and delivery of a written agreement executed by the parties hereto.

Section 7. Miscellaneous.

(a) This Agreement shall be governed and construed in accordance with the laws of the State of Delaware. The provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, personal representatives and assigns.

(b) This Agreement may not be assigned without the prior written consent of the parties hereto.

(c) This Agreement and any additional documents referenced herein merge all prior negotiations and agreements between the parties relating to the subject matter hereof and constitute the entire agreement between the parties relating to such subject matter. No prior or contemporaneous agreements, except as specified herein, written or oral, relating to such subject matter shall be binding.

(d) Each party shall bear their own cost and expenses (including attorneys' fees) incurred in connection with this Agreement and the consummation of the transactions described herein.

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IN WITNESS WHEREOF, Purchaser and Seller have executed this Agreement as of the date and year first above written.

SELLER:

EMERGE CAPITAL CORP.

By: ______________________

Name: Timothy A Connolly

Title: CEO

Address:

____

____

Attn: ______________________

PURCHASER:

CORNELL CAPITAL PARTNERS, LP

By: ______________________

Name: ______________________

Title: ______________________

Address:

____

____

Attn: ______________________

SCHEDULE 1

RELEASED OBLIGATIONS

1. Secured Promissory Note dated January 26, 2005, having an original principal amount of $3,481,273.85 issued by NuWave Technologies, Inc. in favor of Cornell Capital Partners, LP

2. Convertible Debenture dated July 20, 2005, having an original principal amount of $150,000 issued by NuWave Technologies, Inc. in favor or Cornell Capital Partners, LP

3. Convertible Debenture dated May 5, 2005, having an original principal amount of $250,000 issued by NuWave Technologies, Inc. in favor or Cornell Capital Partners, LP

Copies of each of the above listed Released Obligations are attached hereto.

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SECURED PROMISSORY NOTE

January 26, 2005

Jersey City, New Jersey $3,481,273.85

FOR VALUE RECEIVED, the undersigned, NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), promises to pay CORNELL CAPITAL PARTNERS, LP (the "Lender") at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 or other address as the Lender shall specify in writing, the principal sum of Three Million Four Hundred Eighty One Thousand Two Hundred Seventy Three Dollars and Eighty Five Cents ($3,481,273.85) and interest at the annual rate of five percent (5%) on the unpaid balance pursuant to the following terms:

WHEREAS, the partied intend for this Secured Promissory Note ("Note") to replace and supersede the Secured Convertible Debenture between the Company and the Lender issued on December 22, 2003 ("Debenture") and to terminate the Debenture.

WHEREAS, the Lender has previously advanced the funds to the Company.

WHEREAS, the parties desire that this Note and all payments hereon be secured by the mortgage between the Lehigh Acquisition Corp, a wholly owned subsidiary of the Company, and the Lender dated April 22, 2004 (the "Mortgage"), which was the same Mortgage securing the Debenture. The parties desire that all references to the Debenture in the Mortgage shall hereinafter apply to this Note, which is replacing and superseding the Debenture.

1. PRINCIPAL AND INTEREST. For value received, the Company hereby promises to pay to the order of the Lender on December 22, 2008 in lawful money of the United States of America and in immediately available funds the principal sum of Three Million Four Hundred Eighty One Thousand Two Hundred Seventy Three Dollars and Eighty Five Cents ($3,481,273.85), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Note until paid.

2. RIGHT OF REDEMPTION. The Company at its option shall have the right to redeem, with three (3) business days advance written notice, a portion or all outstanding principal of the Note prior to maturity. The redemption price shall be one hundred twenty percent (120%) of the amount redeemed plus accrued interest.

3. WAIVER AND CONSENT. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.
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4. COSTS, INDEMNITIES AND EXPENSES. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys' fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and

hold the Lender harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

5. EVENT OF DEFAULT. An "Event of Default" shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make any payment of the principal, interest, costs, indemnities, expenses, or any repayment premium pursuant to this Note within fifteen (15) days of the date due as prescribed herein; (ii) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements under this Note; (iii) a breach by the Company of its obligations under the Mortgage or any other agreement entered into on the date hereof between the Company and the Holder which is not cured by the Company within twenty (20) days after receipt of written notice thereof; (iv) events of bankruptcy or insolvency. Upon an Event of Default (as defined above), the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable without any action on the part of the Lender, and the Lender shall be entitled to seek and institute any and all remedies available to it.

6. MAXIMUM INTEREST RATE. In no event shall any agreed to or actual interest charged, reserved or taken by the Lender as consideration for this Note exceed the limits imposed by New Jersey law. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Lender in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Lender's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

7. SECURED NATURE OF THE NOTE. This Note and all payments hereon are secured by the Mortgage for the property known and designated as 555 South Avenue, Cranford, New Jersey.

8. ISSUANCE OF CAPITAL STOCK. With the exception of any shares of common stock issued pursuant to the Standby Equity Distribution Agreement between the Lender and the Company dated the date hereof, so long as any portion of this Note is outstanding, the Company shall not, without the prior written consent of the

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Lender, (i) issue or sell shares of common stock or preferred stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, or (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire common stock without consideration or for a consideration less than such common stock's fair market value determined immediately prior to it's issuance.

9. CANCELLATION OF NOTE. Upon the repayment by the Company of all of its obligations hereunder to the Lender, including, without limitation, the principal amount of this Note, plus accrued but unpaid interest, and redemption premiums the indebtedness evidenced hereby shall be deemed canceled and paid in full and the related Mortgage shall be satisfied. Except as otherwise required by law or by the provisions of this Note, payments received by the Lender

hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

10. SEVERABILITY. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

11. AMENDMENT AND WAIVER. This Note may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

12. SUCCESSORS. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

13. ASSIGNMENT. This Note shall not be directly or indirectly assignable or delegable by the Company. The Lender may assign this Note as long as such assignment complies with the Securities Act of 1933, as amended.

14. NO STRICT CONSTRUCTION. The language used in this Note will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

15. FURTHER ASSURANCES. Each party hereto will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

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16. NOTICES, CONSENTS, ETC. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Company:	Nuwave Technologies, Inc. 1416 Morris Avenue, Suite 207 Union, New Jersey 07083 Attention: George Kanakis Telephone: (908) 851-2470 Facsimile: (908) 851-2161
If to the Lender:	Cornell Capital Partners, L.P. 101 Hudson Street, Suite 3700 Jersey City, NJ 07302 Attention: Mark A. Angelo

Telephone: (201) 985-8300
Facsimile: (201) 985-8744

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

17. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The Lender's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Lender under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Lender contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Lender's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. No remedy conferred under this Note upon the Lender is intended to be exclusive of any other remedy available to the Lender, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Lender of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of the Lender to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. Every right and remedy of the

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Lender under any document executed in connection with this transaction may be exercised from time to time and as often as may be deemed expedient by the Lender. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

18. GOVERNING LAW; JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Court of the State of New Jersey sitting in Hudson County, New Jersey and the United States Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and

consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

19. NO INCONSISTENT AGREEMENTS. None of the parties hereto will hereafter enter into any agreement, which is inconsistent with the rights granted to the parties in this Note.

20. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

21. WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR THE LENDER TO LOAN TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

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22. ENTIRE AGREEMENT. This Note (including any recitals hereto) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

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IN WITNESS WHEREOF, this Promissory Note is executed by the undersigned as of the date hereof.

CORNELL CAPITAL PARTNERS, LP

By: Yorkville Advisors, LLC
Its: General Partner

By: /s/ Mark Angelo

Name: Mark Angelo
Its: Portfolio Manager

NUWAVE TECHNOLOGIES INC.

By: /s/ George Kanakis

Name: George Kanakis
Title: President

Cornell $150,000
7/20/05

THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

CONVERTIBLE DEBENTURE

NUWAVE TECHNOLOGIES, INC.

12% Convertible Debenture

0/5

July 20, 2005

No. CCP-001 US$150,000

This Convertible Debenture (the "Debenture") is issued on July 20, 2005 (the "Closing Date") by NuWave Technologies, Inc., a Delaware corporation (the "Company"), to Cornell Capital Partners, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

Section 1.01 **Principal and Interest**. For value received, the Company hereby promises to pay to the order of the Holder on the date two hundred ten (210) days from the date hereof ("Maturity Date"), in lawful money of the United States of America and in immediately available funds the principal sum of **One Hundred Fifty Thousand U.S. Dollars (USD$150,000.00)**, together with interest on the unpaid principal of this Debenture at the rate of twelve percent (12%) per year (compounded monthly) from the date of this Debenture until paid. The entire principal amount, accrued interest, and the redemption premium shall be paid to the Holder on the Maturity Date. In no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the

outstanding shares of the Common Stock following such conversion (unless the Holder provides to the Company sixty five (65) days prior written notice that this provision shall not apply).

Section 1.02 **Fees**. The Company agrees to pay to the Holder upon closing, a cash fee equal to ten percent (10%) of the gross amount of this Debenture, and agrees to pay to Yorkville Advisors Management LLC a structuring fee of Five Thousand Dollars ($5,000).

Section 1.03 **Optional Conversion.** The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.01 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to $0.10 (the "Conversion Price"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

Section 1.04 **Reservation of Common Stock.** The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 1.05 **Redemption Premium**. Upon repayment, the Company shall pay a redemption premium of one hundred twenty percent (120%) of the amount redeemed in addition to all other amounts owed to the Holder. Such redemption premium shall be due regardless of whether repayment occurs before, on, or after the Maturity Date.

Section 1.06 **Registration Rights**. If the Company decides to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act (a "Registration") on a form that is suitable for an offering of shares of Common Stock by the Company or by third parties and that is not a registration solely to implement an employee benefit plan on Commission Form S-8, a registration statement on Commission Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable (such form, a "Registration Statement"), the Company shall give written notice to the Holders of its intention to effect such a Registration. The Company shall include all of the Conversion Shares in such Registration.

Section 1.07 **Interest Payments**. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in

cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

Section 1.08 **Paying Agent and Registrar**. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

ARTICLE II.

Section 2.01 **Amendments and Waiver of Default.** The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

ARTICLE III.

Section 3.01 **Events of Default.** An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (c) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (d) events of bankruptcy or insolvency; (e) a breach by the Company of its obligations under the Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture, convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. Upon and Event of Default, The Holder, in addition to any other remedies, shall have the right to convert this Debenture at any time after an Event of Default or the Maturity Date.

Section 3.02 **Failure to Issue Unrestricted Common Stock.** As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.03 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

ARTICLE IV.

Section 4.01 **Rights and Terms of Conversion.** This Debenture, in whole or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.03 above.

Section 4.02 **Re-issuance of Debenture.** When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

ARTICLE V.

Section 5.01 **Anti-dilution.** In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding share of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

Section 5.02 **Consent of Holder to Sell Capital Stock or Grant Security Interests.** Except for the Standby Equity Distribution Agreement dated January 26, 2005 between the Company and Cornell Capital Partners, LP, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8.

ARTICLE VI.

Section 6.01 **Notice.** Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:

NuWave Technologies, Inc.
101 Hudson Street, Suite 3701
Jersey City, NJ 07302
Attention: George D. Kanakis, President

With a copy to:	Kirkpatrick Lockhart Nicholson & Graham, LLP 201 South Biscayne Boulevard, 20th Floor Miami, FL 33131-2399 Attention: Matthew Ogurick, Esq. Telephone: (305) 539-3352 Facsimile: (305) 358-7095
If to the Holder:	Cornell Capital Partners, LP 101 Hudson Street, Suite 3700 Jersey City, NJ 07303 Attention: Mark Angelo Telephone: (201) 985-8300 Facsimile: (201) 985-8266
With a copy to:	David Gonzalez, Esq. 101 Hudson Street – Suite 3700 Jersey City, NJ 07302 Telephone: (201) 985-8300 Facsimile: (201) 985-8266

Section 6.02 **Governing Law.** This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 6.03 **Severability.** The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

Section 6.04 **Entire Agreement and Amendments.** This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section 6.05 **Counterparts.** This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

NUWAVE TECHNOLOGIES, INC.

By: George Kanakis

Name: George D. Kanakis

Title: President

EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Debenture)

TO:

The undersigned hereby irrevocably elects to convert $____________________ of the principal amount of the above Debenture into Shares of Common Stock of NuWave Technologies, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:	____________________
Applicable Conversion Price:	____________________
Signature:	____________________
Name:	____________________
Address:	____________________
Amount to be converted:	$____________________
Amount of Debenture unconverted:	$____________________
Conversion Price per share:	$____________________
Number of shares of Common Stock to be issued:	____________________
Please issue the shares of Common Stock in the following name and to the following address:	____________________
Issue to:	____________________
Authorized Signature:	____________________
Name:	____________________
Title:	____________________
Phone Number:	____________________
Broker DTC Participant Code:	____________________
Account Number:	____________________

JOINT DISBURSEMENT INSTRUCTIONS
FOR CLOSING: July 21, 2005

The undersigned do hereby:

1. Acknowledge the acceptance of subscriptions from purchasers representing an aggregate of one hundred fifty thousand dollars ($150,000) from the sale of Convertible Debentures, par value $0.01 per share of NuWave Technologies, Inc., a Delaware corporation (the "Company").

2. Represent that all conditions precedent to closing of the Company's offering of Convertible Debentures has been satisfied; and direct that David Gonzalez PC disburse the gross proceeds of the offering at the joint direction of the undersigned as follows:

To be disbursed via wire transfer in immediately available U.S. funds, payable to the following parties:

Cornell Capital Partners, LP 10% Cash Fee as Agreed	$	15,000.00
Kirkpatrick & Lockhart Nicholson Graham LLP Legal Fees as per Company	$	37,474.01
Yorkville Advisors Management LLC Structuring Fee	$	5,000.00
NuWave Technologies, Inc. Net Proceeds	$	92,525.99
TOTAL..	$	150,000.00

NuWAVE TECHNOLOGIES, INC.

George Kanakis

By: George D. Kanakis
Its: President

CORNELL CAPITAL PARTNERS LP
By: Yorkville Advisors, LLC
Its: General Partner

By: Mark A. Angelo
Its: Portfolio Manager

Cornell 250,000
5/2005

THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

CONVERTIBLE DEBENTURE

NUWAVE TECHNOLOGIES, INC.

12% Convertible Debenture

May 5, 2005

O/S

No. CCP-MAY US$250,000

This Convertible Debenture (the "Debenture") is issued on May 5, 2005 (the "Closing Date") by NuWave Technologies, Inc., a Delaware corporation (the "Company"), to Cornell Capital Partners, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

Section 1.01 **Principal and Interest.** For value received, the Company hereby promises to pay to the order of the Holder on the date two hundred ten (210) days from the date hereof ("Maturity Date"), in lawful money of the United States of America and in immediately available funds the principal sum of **Two Hundred Fifty Thousand U.S. Dollars (USD$250,000.00)**, together with interest on the unpaid principal of this Debenture at the rate of twelve percent (12%) per year (compounded monthly) from the date of this Debenture until paid. The entire principal amount, accrued interest, and the redemption premium shall be paid to the Holder on the Maturity Date. In no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the

outstanding shares of the Common Stock following such conversion (unless the Holder provides to the Company sixty five (65) days prior written notice that this provision shall not apply).

Section 1.02 **Fees**. The Company agrees to pay to the Holder upon closing, a cash fee equal to ten percent (10%) of the gross amount of this Debenture, and agrees to pay to Yorkville Advisors Management LLC a structuring fee of Five Thousand Dollars ($5,000).

Section 1.03 **Optional Conversion**. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.01 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to $0.10 (the"Conversion Price"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

Section 1.04 **Reservation of Common Stock**. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 1.05 **Redemption Premium**. Upon repayment, the Company shall pay a redemption premium of one hundred twenty percent (120%) of the amount redeemed in addition to all other amounts owed to the Holder. Such redemption premium shall be due regardless of whether repayment occurs before, on, or after the Maturity Date.

Section 1.06 **Registration Rights**. If the Company decides to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act (a "Registration") on a form that is suitable for an offering of shares of Common Stock by the Company or by third parties and that is not a registration solely to implement an employee benefit plan on Commission Form S-8, a registration statement on Commission Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable (such form, a "Registration Statement"), the Company shall give written notice to the Holders of its intention to effect such a Registration. The Company shall include all of the Conversion Shares in such Registration.

Section 1.07 **Interest Payments**. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in

cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

Section 1.08 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

ARTICLE II.

Section 2.01 Amendments and Waiver of Default. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

ARTICLE III.

Section 3.01 Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (c) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (d) events of bankruptcy or insolvency; (e) a breach by the Company of its obligations under the Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture, convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. Upon and Event of Default, The Holder, in addition to any other remedies, shall have the right to convert this Debenture at any time after an Event of Default or the Maturity Date.

Section 3.02 Failure to Issue Unrestricted Common Stock. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

ARTICLE IV.

Section 4.01 **Rights and Terms of Conversion.** This Debenture, in whole or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.02 above.

Section 4.02 **Re-issuance of Debenture.** When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

ARTICLE V.

Section 5.01 **Anti-dilution.** In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding share of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

Section 5.02 **Consent of Holder to Sell Capital Stock or Grant Security Interests.** Except for the Standby Equity Distribution Agreement dated January 26, 2005 between the Company and Cornell Capital Partners, LP, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8.

ARTICLE VI.

Section 6.01 **Notice.** Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:

NuWave Technologies, Inc.
101 Hudson Street, Suite 3701
Jersey City, NJ 07302
Telephone:
Attention: George D. Kanakis, President

With a copy to: Kirkpatrick Lockhart Nicholson & Graham, LLP
201 South Biscayne Boulevard, 20th Floor
Miami, FL 33131-2399
Telephone: (305) 539-3300
Facsimile: (305) 358-7095
Attention: Jacqueline Hodes, Esq.

If to the Holder: Cornell Capital Partners, LP
101 Hudson Street, Suite 3700
Jersey City, NJ 07303
Attention: Mark Angelo
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

With a copy to: Troy Rillo, Esq.
101 Hudson Street – Suite 3700
Jersey City, NJ 07302
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

Section 6.02 **Governing Law.** This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 6.03 **Severability.** The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

Section 6.04 **Entire Agreement and Amendments.** This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section 6.05 **Counterparts.** This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

NUWAVE TECHNOLOGIES, INC.

By: George Kanakis

Name: George D. Kanakis
Title: President

EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Debenture)

TO:

The undersigned hereby irrevocably elects to convert $____________________ of the principal amount of the above Debenture into Shares of Common Stock of NuWave Technologies, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:	____________________
Applicable Conversion Price:	____________________
Signature:	____________________
Name:	____________________
Address:	____________________
Amount to be converted:	$____________________
Amount of Debenture unconverted:	$____________________
Conversion Price per share:	$____________________
Number of shares of Common Stock to be issued:	____________________
Please issue the shares of Common Stock in the following name and to the following address:	____________________
Issue to:	____________________
Authorized Signature:	____________________
Name:	____________________
Title:	____________________
Phone Number:	____________________
Broker DTC Participant Code:	____________________
Account Number:	____________________

JOINT DISBURSEMENT INSTRUCTIONS
FOR CLOSING: May 6, 2005

The undersigned do hereby:

1. Acknowledge the acceptance of subscriptions from purchasers representing an aggregate of two hundred fifty thousand dollars ($250,000) from the sale of Convertible Debentures, par value $0.01 per share of NuWave Technologies, Inc., a Delaware corporation (the "Company").

2. Represent that all conditions precedent to closing of the Company's offering of Convertible Debentures has been satisfied; and direct that David Gonzalez PC disburse the gross proceeds of the offering at the joint direction of the undersigned as follows:

To be disbursed via wire transfer in immediately available U.S. funds, payable to the following parties:

Cornell Capital Partners, LP 10% Cash Fee	$	25,000.00
Yorkville Advisors Management LLC Structuring Fee	$	5,000.00
NuWave Technologies, Inc. Net Proceeds	$	220,000.00
TOTAL…………………………………………	$	250,000.00

NUWAVE TECHNOLOGIES, INC.

George Kanakis

By: George D. Kanakis
Its: President

CORNELL CAPITAL PARTNERS LP
By: Yorkville Advisors, LLC
Its: General Partner

By: Mark A. Angelo
Its: Portfolio Manager

SCHEDULE 2

KNOWN LIABILITIES OF LEHIGH

And

ASSUMED LIABILITIES OF SELLER

SCHEDULE 2

Outstanding Liabilities

Lehigh Acquisition Corp

Invoices

Property Taxes due Township of Cranford at 12/31/05	$	53,345
Weiner Lesniak LLP (attorneys)--7 invoices		20,465
Weiser (accountants)--3 invoices--still outstanding	$	20,741
	$	94,551

Promissory Notes

Secured Promissory Note dated December 22, 2003 issued by Lehigh Acquisition Corporation in favor of Stone Street Asset Management, LLC, and subsequently assigned to Cornell Capital Partners, L.P.	$	1,400,000

There may be services provided by vendors related to Lehigh for which invoices have not been received.

mu

SCHEDULE 2 - continued

ASSUMED LIABLITIES

Nuwave (services prior to merger)

Weiser (accountants)--3 invoices--still outstanding	$ 20,741
Kanakis severance	20,000
Kirkpatrick & Lockhart--1 invoice for July services--still outstanding	2,827
	$ 43,568

WEINBERG & COMPANY, P.A.

WIRE TRANSFER INSTRUCTIONS

1ST CREDIT TO:	MELLON BANK PITTSBURGH, PA
ABA ROUTING #:	043000261
FOR CREDIT TO: ACCOUNT #:	MERRILL LYNCH 1011730
FOR FURTHER CREDIT TO:	WEINBERG & COMPANY, P.A.
ACCOUNT #:	737-07E24

Please be careful to note that there is an "E" in the middle of the account number.

6100 GLADES ROAD, SUITE 314
BOCA RATON, FLORIDA 33434
561-487-5765, FAX:561-487-5766

1875 CENTURY PARK EAST, SUITE 600
LOS ANGELES, CALIFORNIA 90067
310-407-5450, FAX:310-407-5451

AFFIDAVIT OF LOST CERTIFICATE AND INDEMNITY AGREEMENT

STATE OF TEXAS §
§
COUNTY OF HARRIS §

Timothy Connolly, the Chief Executive Officer of **EMERGE CAPITAL CORP.**, a Delaware corporation formerly known as NuWave Technologies, Inc. (hereinafter called "Affiant"), deposes and says:

(1) I am of legal age and reside at 8602 PASTURE VIEW, HOUSTON, TX 77024

(2) Emerge Capital Corp. is the legal and beneficial owner of a stock certificate representing 100 shares of Common Stock, $0.001 par value (hereinafter called the "Original Certificate") issued by Lehigh Acquisition Corp., a Nevada corporation (hereinafter called the "Corporation"), in the name of NuWave Technologies, Inc.

(3) The Original Certificate is believed to have been delivered to Affiant and has thereafter been lost, stolen or destroyed by Affiant.

(4) The Original Certificate was not endorsed.

(5) Affiant has made or caused to be made a diligent search for the Original Certificate, and have been unable to find or recover it; Affiant has not sold, assigned, pledged, transferred, deposited under any agreement or hypothecated the Original Certificate or any interest therein, or signed any power of attorney or other authorization respecting the same which is now outstanding and in force, or otherwise disposed of the same; and no person, firm, corporation, agency or government has or has asserted any right, title, claim, equity or interest in, to or respecting the Original Certificate or the proceeds thereof.

(6) Affiant hereby confirms that this Affidavit of Lost Certificate and Indemnity Agreement is made for the purposes of inducing the Corporation to cancel the Original Certificate as being void *ab initio* without the surrender thereof for cancellation.

(7) If Affiant should find or recover the Original Certificate, it will be promptly delivered to the Corporation for cancellation without requiring any consideration therefor.

(8) Affiant agrees in consideration of compliance with the foregoing request to indemnify and protect the Corporation, any person, firm or corporation now or hereafter acting as its Transfer Agent, Registrar, Trustee, Depositary, Redemption, Fiscal or Paying Agent, or in any other capacity, and also any successors in any such capacities, from any and all liabilities, loss, damage or expense in connection with or arising out of their compliance with the request of me herein set forth.

Signed and delivered by Affiant this 7th day of Feb, 2006.

EMERGE CAPITAL CORP., a Delaware corporation

By: ______________________________
Timothy Connolly, CEO

STATE OFTEXAS §
§
COUNTY OF HARRIS §

BEFORE ME, a notary public, on this day personally appeared Timothy Connolly, the CEO of **EMERGE CAPITAL CORP.**, a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and, being by me first duly sworn, declared that the statements therein contained are true and correct.

GIVEN UNDER MY HAND AND SEAL of office this 7th day of February, 2006.

____
NOTARY PUBLIC IN AND FOR THE STATE OF New York

[Notary's Seal]

DAVID GONZALEZ
Attorney at Law, State of New Jersey

SDK\002405\00001\175781.1